UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

January 20, 2004

TANDY BRANDS ACCESSORIES, INC.

(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)

690 East Lamar Blvd.
Suite 200
Arlington, Texas 76011
(Address of Principal Executive
Offices and zip code)

(817) 265-4113
(Registrant’s telephone
number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EX-99.1 Press Release

Item 7. Exhibits.

     Exhibit 99     Press Release, dated January 20, 2004.

Item 12. Results of Operations and Financial Condition.

     The information contained in Item 7 and this Item 12 is furnished to, but not filed with, the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

     On January 20, 2004, the Registrant issued a press release announcing its financial results for the second quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: January 20, 2004	By:	/s/ J.S.B. Jenkins J.S.B. Jenkins, President and Chief Executive Officer

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